Investor Presentation
Great Plains Energy
Transource Energy, LLC
Investor Presentation
April 2012
Exhibit No. 99.1
Exhibit No. 99.1

Investor Presentation
Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and
KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of economic recovery, prices and availability, of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry;
decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the
Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

Investor Presentation
• Great Plains Energy (GXP) and American Electric Power (AEP) have formed a joint venture, Transource Energy, LLC (Transource), to pursue competitive transmission projects
 – GXP owns 13.5% through a newly-formed subsidiary (GPE Transmission Holding Company, LLC)
 – AEP owns 86.5% through its subsidiary (AEP Transmission Holding Company, LLC)

• GXP’s regulated subsidiaries, KCP&L and GMO, will seek regulatory approval to novate two Southwest Power Pool (SPP) regional transmission projects they have committed to build that are in the initial stages of development
 – Sibley-Nebraska City an SPP Priority Project - 345kV, GMO’s share is approximately 170 miles (175 miles total project), estimated total costs of approximately $380 million, expected in service: 2017
 – Iatan-Nashua an SPP Balanced Portfolio Project - 345kV, approximately 30 miles, estimated total costs of approximately $54 million, expected in-service: 2015
 – KCP&L and GMO to fund 100% of the costs of the two SPP projects until they are novated and will be reimbursed by Transource
• Estimated timeframe to obtain Missouri Public Service Commission (MPSC) and Federal
 Energy Regulatory Commission (FERC) approvals to novate the projects is approximately 18 months

Transource Overview

Investor Presentation
GPE Transmission Holding
Company, LLC
AEP Transmission Holding
Company, LLC
86.5%
13.5%
Transource Ownership Structure
Great Plains Energy Incorporated
American Electric Power
Company, Inc.
100%
100%
Transmission Projects

Investor Presentation
• Exclusive vehicle for GXP and AEP to pursue future competitive transmission projects throughout the continental United States that fall within the scope of FERC Order 1000
 (regional and inter-regional transmission projects subject to regional cost allocation)
 – Initial focus on three regional transmission organizations (RTO) - SPP, Midwest Independent
 Transmission System Operator (MISO) and PJM Interconnection (PJM). Pursuit of new
 transmission in other regions as markets mature
 – The venture excludes transmission projects in the Electric Reliability Council of Texas (ERCOT) and
 AEP’s existing transmission project joint ventures
• AEP will operate Transource and provide the majority of staff and services for the venture through its service company
 – GXP will leverage AEP project execution strengths on the current SPP projects in completing the
 Sibley-Nebraska City and Iatan-Nashua projects
• No earnings impact expected through 2015
 – Consistent with GXP stand alone build of two current SPP projects
• Transource funding requirements will be consistent with ownership structure

Transource Overview

Investor Presentation
Initial Focus on Three RTOs

Southwest Power Pool (SPP)
Midwest Independent Transmission System Operator
(MISO)
PJM Interconnection (PJM)

Investor Presentation
• Long-term growth opportunity through creation of national transmission platform
 − Provides opportunity for sustainable, long-term growth in competitive transmission market
 − Ability to co-invest in transmission with AEP on a national scale
 − First-class partner with largest US transmission system, strong balance sheet and demonstrated commitment to transmission growth
 − Project execution expertise creates greatest value for customers
 − Provides geographic investment diversity
• Diversifies earnings
 − Transmission investments help diversify long-term investments
 − Enhances returns on future capital investments by way of FERC’s regulatory construct for transmission
 • Improves ability to earn authorized ROE
• Enhances financial flexibility
 − Reduces medium-term capital expenditure requirements and external financing needs
 − Smoothes capital requirements with near-term environmental investments and longer term transmission opportunities
 − Reduces regulatory lag due to FERC cost recovery mechanisms

GXP Joint Venture Benefits

Projected Utility Capital Expenditures Per 2011 10-K
(millions)
$634.0
Nuclear Fuel, $20.8
General $42.1
Environmental $178.1
T&D $186.4
Generation $202.4
$783.0
Nuclear Fuel, $40.1
General $53.8
Environmental $189.3
SPP $42.2
T&D $212.0
Generation $245.6
$673.5
Nuclear Fuel, $25.3
General $34.6
Environmental $127.3
SPP $70.9
T&D $185.8
Generation $229.6
2012
2013
2014

	Projected CapEx Timeline of Two SPP Projects Subject to Novation							
(millions)	Pre 2012	2012	2013	2014	2015	2016	2017	Total
Iatan-Nashua (KCP&L)	$ 0.6	$ 0.5	$ 5.0	$ 15.0	$ 32.9			**$ 54.0**
Sibley-Nebraska City (GMO)	-	3.7	37.2	55.9	93.1	95.8	94.3	**380.0**
	$ 0.6	**$ 4.2**	**$ 42.2**	**$ 70.9**	**$ 126.0**	**$ 95.8**	**$ 94.3**	**$ 434.0**

GREAT PLAINS ENERGY

Investor Presentation
GXP Projected Capital Expenditures*
SPP $4.2

*Projected capital expenditure excludes Allowance for Funds Used During Construction (AFUDC)

Investor Presentation
State authority for Transource to build transmission will be required, and other state approvals may be asserted
State Regulatory Process
• Obtain a line certificate for Transource to build transmission in Missouri
 – A line certificate, providing utility status specific to proposed line, will be requested prior to constructing electric transmission facilities in Missouri
 – Transource anticipates making the necessary filing with the MPSC this summer
• Novate current KCP&L and GMO projects to Transource
 − KCP&L and GMO anticipate making the necessary filings with the MPSC this summer
• KCP&L and GMO will request waivers of Missouri Affiliate Transaction Rules
 – MPSC affiliate transaction rules may apply as ownership in Transource is greater than 10%
 • Missouri affiliate transaction rules are asymmetrical and require utilities to pay lesser of cost or market to affiliates and receive greater of cost or market from affiliates
• Anticipate working through state filings in approximately one-year however, there is no statutory time period in which the MPSC must act

Regulatory Process

Investor Presentation
FERC must approve the novation to Transource as well as establish formula rates and incentives
Federal Regulatory Process
• Transource will request FERC approval of formula rates (which may include certain incentive components)
 – Typically, FERC formula rate cases are settlement cases and are completed in 10 to 12 months
 – Transource will request FERC approval for certain incentives for the projects
 – Incentives may include: CWIP in rate base; recovery of abandoned plant, various ROE adders and proposed hypothetical capital structures
• FERC approval of SPP’s novation of GXP projects to Transource
 – SPP files novation agreement for approval by FERC
 – Transource must meet several SPP criteria to receive novation including: creditworthiness; a signed SPP membership agreement; and demonstrated technical, financial and managerial qualifications

Regulatory Process

Investor Presentation
Novation
Agreement
SPP
Novation
Incentive Rate and Formula Rate Approval Process
Novate Existing GXP Projects Approval Process
Line Certificate Approval Process
Estimated Regulatory Approval Timeline

2012
2013
Q2
Q3
Q4
Q2
Q3
Q4
Q1
Applications
Filed at
MPSC
(Jun-12)
MPSC
Approvals
(Aug-13)
Application
Filed at FERC
(Jun-12)
FERC
Approval of
Rates
(May-13)
Begin
SPP Novation
Process
(Jun-13)
SPP Board
Approval
(Aug-13)
FERC Novation
Acceptance
(Dec-13)
Novation
Agreement
Filed at FERC
(Oct-13)
MPSC approval
FERC approval
SPP process
MPSC
Approval
Process
FERC
Approval
Process
Novation
Process
Goal is to complete novation of the SPP projects as soon as possible